                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]    Preliminary Proxy Statement     [_] Confidential, For Use of the
                                           Commission Only (as permitted by Rule
                                           14a-6(e) (2))
[X]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                 Letchworth Independent Bancshares Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
          (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)   Title of each class of securities to which transaction applies:

             -------------------------------------------------------------------
       (2)   Aggregate number of securities to which transaction applies:

             -------------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------
       (4)   Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------
       (5)   Total fee paid:

             -------------------------------------------------------------------

[_]          Fee paid previously with preliminary materials:

             -------------------------------------------------------------------

[_] Check box if any part of the fee as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount Previously Paid:

             -------------------------------------------------------------------
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

                 LETCHWORTH INDEPENDENT BANCSHARES CORPORATION
                             50 North Main Street
                           Castile, New York  14427
                                (716) 493-2577

                           ------------------------

                   Notice of Annual Meeting of Stockholders
                           to be held on May 6, 1999

                           -------------------------

TO THE STOCKHOLDERS OF LETCHWORTH INDEPENDENT BANCSHARES CORPORATION:

     PLEASE TAKE NOTICE, that the Annual Meeting of Stockholders of Letchworth Independent Bancshares Corporation (the "Company") will be held on May 6, 1999, at 11:00 a.m., at the Batavia Party House located on Route 5, Stafford, New York, for the following purposes:

     1. To elect two (2) directors of the Company who shall serve as members of the Board of Directors for a term of three (3) years;

     2. To consider and act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company; and

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Accompanying this Notice are a Proxy, Proxy Statement, and a copy of the Company's Annual Report for the year ended December 31, 1998.

     Whether or not you expect to be present at the meeting, please sign and date the Proxy and return it in the enclosed envelope provided for that purpose. The Proxy may be revoked at any time prior to the time that it is voted. Only stockholders of record at the close of business on March 26, 1999, will be entitled to vote at the Annual Meeting.


                              BY ORDER OF THE BOARD OF DIRECTORS



                              James W. Fulmer
                              President and Chief Executive Officer

Castile, New York
April 6, 1999

                 LETCHWORTH INDEPENDENT BANCSHARES CORPORATION
                             50 North Main Street
                           Castile, New York  14427
                                (716) 493-2577

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                      FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 6, 1999


          This Proxy Statement is furnished by Letchworth Independent Bancshares Corporation (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 6, 1999, at 11:00 a.m., at the Batavia Party House located on Route 5, Stafford, New York, for the purposes set forth in the Notice of Annual Meeting of Stockholders and any and all adjournments thereof (the "Annual Meeting").

          The enclosed Proxy is solicited by the Board of Directors of the Company. All properly executed Proxies received in time for the Annual Meeting will be voted as specified. If no instructions are specified on a Proxy, the Proxy will be voted FOR all of the proposals.

          All of the expenses involved in preparing, assembling, and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock. This Proxy Statement and accompanying form of Proxy are being mailed to stockholders on or about April 6, 1999.

                                 REVOCATION RIGHTS

          Anyone who has given a Proxy may revoke it at any time prior to the voting thereof by signing, dating and delivering a subsequent Proxy or by delivering written notice to the Secretary of the Company or by attending the meeting and notifying the Secretary of his or her intention to vote in person.

                                 VOTING SECURITIES

          Only holders of record of common stock of the Company (the "Common Stock") at the close of business on March 26, 1999 (the "Record Date") will be entitled to vote at the Annual Meeting. The Common Stock constitutes the only class of outstanding voting securities issued by the Company. At the close of business on the Record Date, 3,391,650 shares of Common Stock were outstanding and entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote with respect to matters to be voted on at the Annual Meeting.

          The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum and in the event there are not sufficient votes, the Annual Meeting may be adjourned. Directors shall be elected by a plurality of the eligible votes cast, and the approval and/or ratification of the other proposals to be considered at the Annual Meeting will be determined by a majority of the eligible votes cast. Abstentions, in person or by proxy, shall be counted toward a quorum, but abstentions under New York law are not deemed to be votes cast and therefore abstentions have no effect on the outcome of the vote, which requires either a plurality or majority of the "votes cast," depending upon the proposal. Shares held by brokers or nominees on behalf of beneficial owners are treated like abstentions; the shares count toward a quorum if the broker or nominee returns the duly executed Proxy indicating no vote is being cast with respect to a particular proposal, but there is no effect on the outcome of the vote on any such matter for which no vote is being cast because action requires a plurality or majority of "votes cast."


          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          Information as to the name, address and holdings of each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock as of March 26, 1999, is set forth below. Except as otherwise indicated in this Proxy Statement, the Company believes that each person whose share holdings are listed below has the sole voting and investment power with respect to such shares.


                                       Amount of
                                       Common Stock      Percent of
Name and Address                       Beneficially      Common Stock
Beneficial Owner                       Owned (1)         Outstanding (2)
----------------                       -------------     ---------------

Charles L. Van Arsdale                 180,210 (3)          5.21%
5136 Park Road West
Castile, NY  14427

Letchworth Independent Bancshares      248,124 (4)          7.18%
 Corporation Employee Stock
 Ownership Plan
50 North Main Street
Castile, New York  14427

----------------------

(1) After giving effect to a 3-for-1 stock split that became effective on June 8, 1998.

(2) These percentages have been calculated based upon 3,457,524 shares of the Company's Common Stock outstanding, which amount includes the shares of Common Stock that James W. Fulmer and Brenda L. Copeland have the right to acquire pursuant to the exercise of certain options granted under the Letchworth Independent Bancshares Corporation Stock Option Plan of 1990 (the "Option Plan") that are exercisable within sixty (60) days of the date of this Proxy Statement.

(3)  Includes 56,004 shares of Common Stock owned by Mr. Van Arsdale's wife.

(4) Includes the shares of Common Stock allocated to certain officers and directors of the Company and The Bank of Castile (the "Bank"). The participants in the ESOP have the sole power to vote shares and dispositive powers for shares which have been allocated to participant accounts. Only 62,793 shares of Common Stock in the ESOP have not been allocated to participant accounts. See "INFORMATION CONCERNING DIRECTORS AND OFFICERS - Executive Compensation -- Benefits --- Employee Stock Ownership Plan."

          Officers and directors of the Company, including the Board of Directors' nominees for election to the Board of Directors of the Company, as a group, owned 477,224 shares of Common Stock, including shares subject to stock options that are exercisable within sixty (60) days of the date of this Proxy Statement (as defined in footnote (1) above), representing approximately 13.80% of the outstanding voting securities of the Company at March 26, 1999.


                                  ELECTION OF DIRECTORS

          Proxies returned by stockholders will be voted at the Annual Meeting, in the absence of contrary indication, in favor of the election of James H. VanArsdale III and William D. Spain, Jr., as directors, to hold office for the term set forth below and thereafter until their respective successors have been duly elected and qualified, unless a prior vacancy shall occur by reason of the death, resignation, or removal from office of Mr. Harmon or Mr. Spain. Although management has no reason to believe that either Mr. Van Arsdale or Mr. Spain will be unable to serve as a director, if that contingency should occur, it is intended that the shares represented by the Proxies will be voted, in the absence of contrary indication, for any substitute nominee designated by the Board of Directors, unless to the extent permitted by law the Board determines to reduce its size appropriately. Proxies will not be voted for more than two
(2) nominees to the Board of Directors.

          Pursuant to the Bylaws of the Company, a maximum of six (6) individuals may serve on the Board of Directors. The directors are elected in three (3) classes and in three (3) staggered three-year terms. Two (2) directors, Charles L. VanArsdale and James W. Fulmer were elected at the Annual Meeting of Stockholders held on May 8, 1997 to serve until the Annual Meeting of Stockholders in 2000 and until their successors have been duly elected and qualified. Two (2) other directors, Patrick J. Dalton and Stanley J. Harmon were elected at the Annual Meeting of Stockholders held on May 7, 1998 to serve until the Annual Meeting of Stockholders in 2001 and until their respective successors have been duly elected and qualified. Mr. Harmon, however, has informed the Company that he will retire from the Board of Directors, effective as of the Annual Meeting.

          As a result, two (2) directors are to be elected at the Annual Meeting to serve until the Annual Meeting of Stockholders in 2002 and until their respective successors are duly elected and qualified. The election of each of the nominees requires the affirmative vote of a plurality of all votes cast by the stockholders entitled to vote in person or by proxy at the Annual Meeting.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
              A VOTE "FOR" THE ELECTION OF THE FOLLOWING NOMINEES

                                                                               Common Stock
                                     Director of     Positions With            Owned Bene-        Percent of
                                     the Company     the Company               ficially As of     Common Stock
Name                      Age        Since           and the Bank              March 26, 1999(1)  Outstanding (2)
----                      ---        -------         ------------              -----------------  ---------------

James H. Van Arsdale III  78           1981          Chairman of the
                                                     Board of Directors of     86,249(3)               2.49%
                                                     the Company

William D. Spain, Jr.     47           ------        Upon consummation         -------                 ------
                                                     of the acquisition of
                                                     a controlling interest
                                                     in The Mahopac
                                                     National Bank, Mr.
                                                     Spain will become the
                                                     Chairman of the
                                                     Board of Directors
                                                     of The Mahopac
                                                     National Bank, and
                                                     would remain a
                                                     Director of The
                                                     Mahopac National
                                                     Bank

___________________________

(1)  All such shares are owned with sole investment and voting power.

(2) These percentages have been calculated based upon 3,457,524 shares of the Company's Common Stock outstanding, which amount includes the shares of Common Stock that certain officers and directors have the right to acquire pursuant to the exercise of certain options granted under the Option Plan within sixty (60) days of the date of this Proxy Statement.

(3)  Includes 11,553 shares of Common Stock owned by Mr. VanArsdale's wife.

          Mr. James H. Van Arsdale III, a director of the Company since 1981,
          ----------------------------
was named Chairman of the Board of Directors of the Company in 1981. Prior to that time, Mr. Van Arsdale performed various managerial functions for the Bank and held various executive offices of the Bank. He was the Chairman of the Board of Directors of the Bank until 1992, when he retired. Mr. Van Arsdale had also been a director of the Bank since 1948. Mr. Van Arsdale is the brother of Mr. Charles L. Van Arsdale.

          William D. Spain, Jr., is an attorney and the Managing Partner of
          ---------------------
Spain & Spain, P.C., a law firm located in Mahopac, New York. Mr. Spain has practiced law and has been a member of the Board of Directors of The Mahopac National Bank for more than five (5) years. Upon consummation of the acquisition of a controlling interest in The Mahopac National Bank by the Company, Mr. Spain will become the Chairman of the Board of Directors of The Mahopac National Bank.

          The following table sets forth various information relating to the members of the Board of Directors who will continue to serve in such capacity as set forth below:

                                                                                    Common Stock
                                     Director of     Positions With                 Owned Bene-        Percent of
                                     the Company     the Company                    ficially As of     Common Stock
Name                      Age        Since           and the Bank                   March 26, 1999(1)  Outstanding (2)
----                      ---        -------         ------------                   -----------------  ---------------


Directors with Terms Expiring in 2000:

Charles L. Van Arsdale    75         1981            Director of the                180,210 (3)             5.21%
                                                     Company

James W. Fulmer           47         1981            President, Chief               88,695 (4)              2.56%
                                                     Executive Officer and
                                                     Director of the Company,
                                                     Chairman of the Board of
                                                     Directors, Chief Executive
                                                     Officer and Director of the
                                                     Bank

Directors with Terms Expiring in 2001:

Patrick J. Dalton         40         1998            Director of the Company         1,500                   .04%

---------------------------------------

(1)  All such shares are owned with sole investment and voting power.

(2) These percentages have been calculated based upon 3,457,524 shares of the Company's Common Stock outstanding, which amount includes the shares of Common Stock that certain officers and directors of the Company have the right to acquire pursuant to the exercise of certain options granted under the Option Plan within sixty (60) days of the date of this Proxy Statement.

(3)  Includes 56,004 shares of Common Stock owned by Mr. Van Arsdale's wife.

(4) Includes 40,728 shares of Common Stock that Mr. Fulmer has the right to acquire by the exercise of certain stock options granted under the Option Plan that are exercisable within sixty (60) days of the date of this Proxy Statement, as well as 10,083 shares of Common Stock allocated to Mr. Fulmer under the ESOP, and 945 shares of Common Stock owned by Mr. Fulmer's wife.


          Mr. Charles L. Van Arsdale was the President of the Company from the
          --------------------------
date of its incorporation in 1981 until December 31, 1990. In addition, Mr. Van Arsdale was a director of the Bank from 1949 until his retirement in 1996.
Prior to 1981, Mr. Van Arsdale performed various managerial functions for the Bank and held various executive offices of the Bank. Mr. Van Arsdale is the brother of Mr. James H. Van Arsdale, III.

          Mr. James W. Fulmer has served as the President and Chief Executive
          -------------------
Officer of the Company since January 1, 1991, and as the Chief Executive Officer of the Bank since January, 1996. He has served as director of the Bank since 1988. Before joining the Company as the Executive Vice President in December, 1988, Mr. Fulmer held various executive positions with Fleet Bank of New York (formerly known as Security New York State Corporation and Norstar Bank) for approximately twelve (12) years and with the Genesee Valley Penny Saver for approximately one year. Mr. Fulmer served as Vice Chairman of the Board of Directors of the Bank from 1991 until May 1, 1992, when he assumed the position of Chairman of the Board of Directors of the Bank. Mr. Fulmer currently serves as a member of the Board of Directors of the Cherry Valley Cooperative Insurance Company, St. Jerome's Hospital, the Genesee County Industrial Development Agency, and is Secretary of the Independent Bankers Association of New York State, and currently serves as a member of the Board of Directors of Monroe Abstract & Title Corporation. He is also the past Chairman of the Executive Committee for Retail Banking for the New York State Bankers Association and is a past member of the Board of Directors of the New York State Bankers Association.

          Patrick J. Dalton, Esq. has been a partner in the law firm of Harris
          -----------------------
Beach & Wilcox, LLP, located in Rochester, New York, since 1994. Mr. Dalton is co-chairman of the firm's Business, Financial and Commercial Transaction Practice Area, and is a member of the firm's Management Committee. Harris Beach & Wilcox, LLP serves as corporate counsel to the Company and the Bank.


                 INFORMATION CONCERNING DIRECTORS AND OFFICERS

Executive Compensation
----------------------

          The following table shows, for the years ended December 31, 1998, 1997 and 1996, the total cash compensation paid by the Company and the Bank to executive officers who received total annual salary and bonus in excess of $100,000 and to the Chief Executive Officer of the Company.

                                                        SUMMARY COMPENSATION TABLE

                                        Annual Compensation                               Long-Term Compensation
                               ----------------------------------------  -----------------------------------------------------------

                                                                                        Awards
                                                                            ----------------------------
                                                               Other                                      Long Term
Name and                                                       Annual         Restricted                  Incentive    All Other
Principal                                                  Compensation/2/  Stock Award(s)  Options/SARs   Payout    Compensation/3/
Position               Year    Salary ($)/1/   Bonus ($)        ($)             ($)              (#)         ($)          ($)
--------              ------   -------------   ---------   ---------------  --------------   --------     ----------   ---------
James W. Fulmer        1998    $160,561        $21,500        $9,012            None            None        None      $  9,941
President, CEO         1997    $141,463        $20,000         None             None            None        None      $ 16,087
& Director of          1996    $128,015        $17,500        $8,345            None            None        None      $  7,349
the Company, and
Chairman of the
Board of the Bank

Brenda L.Copeland      1998    $129,047        $ 17,500        None             None            None        None      $  9,210
President of           1997    $113,311        $15,000         None             None            None        None      $ 16,477
 the Bank              1996    $105,601        $13,000         None             None            None        None      $  6,042

------------------
     (1) Includes matching contributions under the Company's 401(k) plan in an amount equal to $4,166.33, $3,680.30, and $3,290.30, respectively, for James W. Fulmer, and $3,365.87, $2,999.04 and $2,790.00, respectively, for Ms. Brenda L. Copeland, for the years ended December 31, 1998, 1997 and 1996, respectively, as well as director's fees and certain fringe benefits such as automobiles and group term life insurance.

     (2) The amounts disclosed represent the Company's contribution pursuant to the Executive Supplemental Income Agreements executed by and between the Company and each of Mr. Fulmer and Ms. Copeland. See "Executive Compensation - Benefits -- Executive Supplemental Income Agreements."

     (3) The amounts disclosed represent the portion of the Company's contribution to the Employee Stock Ownership Plan ("ESOP") allocated to Mr. Fulmer and Ms. Copeland, respectively.


          During 1998, all directors of the Company received an annual retainer of $4,800 in lieu of meeting attendance fees. The Board of Directors of the Company met six (6) times during 1998. During this period, all directors attended 75% or more of the total number of meetings of the Board of Directors. The Board of Directors has an Audit Committee to examine and review the accounting, reporting and financial practices of the Company. The Committee also reviews the reports of the Company's independent accountants, and reviews and approves all non-audit services to be performed by the independent accountants. The current members of the Audit Committee are Patrick J. Dalton and Charles L. Van Arsdale. During fiscal 1998, the Audit Committee met one (1) time. Although the Board of Directors does not have a Nominating Committee or Compensation Committee, it has formed an Option Committee to administer the granting of options under the "1998 Plan," defined below.

          During 1998, all directors of the Bank received an annual retainer of $9,000 in lieu of meeting attendance fees. The Board of Directors of the Bank met fourteen (14) times during 1998. Two (2) of the members of the Board of Directors of the Bank entered into a certain Deferred Compensation Agreement relating to all amounts received from the Bank during the period from 1986 until 1990. Under these agreements, all fees earned as a director during that period are deferred until such director's death or retirement from the Board of Directors of the Bank. Payments of the fees so deferred, as well as all earnings on such deferred amounts, are then paid to such director or his beneficiary, as the case may be, in one hundred twenty (120) equal monthly installments. The Bank does not currently intend to offer such agreements to other members of its Board of Directors.

          In addition, during 1998, one designated director of the Board of Directors of the Bank received a weekly fee of $150 for his services in connection with the Bank's Loan Committee. Members of the Examining Committee also receive a quarterly fee of $150 in lieu of meeting attendance fees.

Employment Contracts
--------------------

          On January 1, 1991, James W. Fulmer began to serve as the President and Chief Executive Officer of the Company in accordance with his employment agreement dated September 12, 1989, as amended, effective January 1, 1991. Subsequently, on May 1, 1992, Mr. Fulmer became the Chairman of the Board of Directors of the Bank. Pursuant to the terms of the agreement, as amended, each year the term of Mr. Fulmer's employment agreement is automatically extended for an additional year so that the term of the employment agreement is always three
(3) years. In the event that the Company terminates the employment agreement without cause, the Company is required to pay Mr. Fulmer, as severance pay, his annual compensation plus all fringe benefits for a period of three (3) years from the date of such termination. In addition, in the event of such termination without cause or the sale, merger, or substantial reorganization of the Company or the Bank, all of Mr. Fulmer's options to purchase Common Stock shall become immediately exercisable. See "INFORMATION CONCERNING DIRECTORS AND OFFICERS - Executive Compensation -- Benefits --- Stock Option Plan."

          Effective January 1, 1991, the Company entered into an amended employment agreement with Ms. Brenda L. Copeland whereby Ms. Copeland agreed to serve as the President of the Bank or in any other capacity that the Board of Directors of the Company or the Bank may reasonably request. Each year the term of Ms. Copeland's employment agreement is automatically extended for an additional year so that the term of the employment agreement is always three (3) years. In the event that the Company terminates the employment agreement without cause, the Company is required to pay Ms. Copeland, as severance pay, her annual compensation plus all fringe benefits for a period of eighteen (18) months from the date of such termination. In addition, in the event that the Company terminates the employment agreement as a result of a change of "control" of the Company, the Company is required to pay Ms. Copeland, as severance pay, her annual compensation plus all fringe benefits for a period of three (3) years from the date of such termination. For purposes of the employment agreement, the term "control" is defined as the possession of the power to elect a majority of the members of the Board of Directors of the Company through the ownership of voting securities in the Company.

Benefits
--------

          Employee Stock Ownership Plan.  In 1986, the Board of Directors of the
          -----------------------------
Company adopted the Employee Stock Ownership Plan ("ESOP"), effective as of January 1, 1986. Employees eligible to participate in the ESOP are all regular full-time employees on the effective date of adoption of the ESOP, and any employees hired subsequent to that date who have completed one year of service, work at least 1,000 hours per year, and have attained the age of 21 years. Contributions to the ESOP are discretionary, as determined by the Board of Directors of the Bank. All funds contributed are received, held, invested and reinvested by the ESOP trustee. Although the trustee may invest the funds contributed to the ESOP in such prudent investments as the trustee deems desirable, substantially all the trust funds are invested in the Common Stock of the Company.

          Each participant is entitled to direct the trustee as to the exercise of any voting rights attributable to the shares of Common Stock allocated to such participant and if the trustee receives no voting instructions, the shares of Common Stock are not voted. All shares of Common Stock of the ESOP not allocated to the plan participants is voted by the trustee in its sole discretion. The ESOP also contains provisions permitting the ESOP to borrow funds to purchase Common Stock and on June 16, 1986, the ESOP borrowed $500,000 pursuant to a certain loan and pledge agreement with two (2) unaffiliated banks. The proceeds of the loan were used to purchase approximately 48,000 newly issued shares of Common Stock, after giving effect to the 6-for-1 stock split of the Company, with such shares pledged as security for the payment of principal and interest as provided in the above-mentioned agreement. All amounts due and owing under this loan have been satisfied.

          In November of 1990, the Company borrowed $185,500 on behalf of the ESOP pursuant to a loan and pledge agreement with an unaffiliated bank. The loan proceeds were used to purchase 14,000 shares of the Company's outstanding stock, with such shares pledged as security for the payment of principal and interest as provided in said agreement. In November of 1993, the Company borrowed $301,000 on behalf of the ESOP to purchase 15,050 shares of the Company's Common Stock and 15,050 warrants to purchase additional shares of Common Stock as part of the Company's public offering. All amounts due and owing under these loans were subsequently refinanced with the Bank (with appropriate collateral granted to the Bank), which in turn, borrowed the funds from the Federal Home Loan Bank under an existing accommodation. In 1995, the Company borrowed $140,511 on behalf of the ESOP to purchase 5,500 shares of Common Stock. During 1997, the ESOP exercised all of its warrants and purchased 15,050 shares of Common Stock for an amount equal to $346,150.

          Upon an ESOP participant's retirement, disability or death, as those terms are defined in the ESOP, the participant shall be fully vested in all amounts allocated to such participant under the ESOP, as well as such participant's share in the allocation of all contributions made by the Company during the "Plan Year" (as that term is defined in the ESOP) in which such retirement, disability or death occurs. In the event a participant's service terminates for any reason other than retirement, disability or death, such participant's account becomes vested based upon the number of years of "Credited Service" of such participant (as that term is defined in the ESOP) in accordance with the following schedule, as amended so as to comply with the requirements of the Tax Reform Act of 1986, as amended (the "1986 Act"):

          Credited Service              Vested Percentage
          ----------------              -----------------

          Less than three years                 0%
          Three years                          30%
          Four years                           40%
          Five years                          100%


          Compensation expense related to the ESOP amounted to $131,800, $101,800 and $149,700, for the years ended December 31, 1998, 1997 and 1996, respectively.

          Defined Benefit Pension Plan.  The Company maintains a defined benefit
          ----------------------------
pension plan for the benefit of all employees covered under the Company's prior pension plan and any other employees with at least six (6) months of service who work at least 1,000 hours per year and have attained the age of 21 years. Amounts contributed to the pension plan for each covered employee by the Company are determined on an actuarial basis. The discount rate used in determining the actuarial present value of accumulated benefits was six and one-half percent (6.5%) and seven percent (7.0%) at December 31, 1998 and December 31, 1997, respectively.

          Under the plan, a participant is eligible for the "Normal Retirement Pension Benefits" upon attainment of age 65 years. Vested employees who terminate before attaining age 65 may elect optional early retirement benefits (at reduced levels).

          The following table sets forth the current regular vesting schedule for participants under the plan, as amended so as to comply with the requirements of the 1986 Act):

          Years of Service              Vested Percentage
          ----------------              -----------------

          Less than three years                 0%
          Three years                          20%
          Four years                           40%
          Five years                           60%
          Six years                            80%
          Seven years                         100%

          An employee's "Normal Retirement Pension" benefit under the plan is an amount (payable monthly in the form of a life only annuity) equal to the product of 1% of such employee's "Average Compensation" and such employee's years of "Benefit Accrual Service" (not to exceed forty (40) years), as those terms are defined in the plan. The following table sets forth the annual Normal Retirement Pension benefit at age 65 to an employee covered by the plan for each of the following Average Compensation amounts and periods of Benefit Accrual Service with the Company.

                       Normal Retirement Pension Benefit
                     for Years of Benefit Accrual Service
                     ------------------------------------



Average
Compensation    15 Years  20 Years  25 Years  30 Years  35 Years  40 Years
------------    --------  --------  --------  --------  --------  --------

$15,000         $ 2,250   $ 3,000   $ 3,750   $ 4,500   $ 5,250   $ 6,000

$30,000         $ 4,500   $ 6,000   $ 7,500   $ 9,000   $10,500   $12,000

$45,000         $ 6,750   $ 9,000   $11,250   $13,500   $15,750   $18,000

$60,000         $ 9,000   $12,000   $15,000   $18,000   $21,000   $24,000

$75,000         $11,250   $15,000   $18,750   $22,500   $26,250   $30,000


          The pension plan also provides for certain disability retirement benefits and death benefits as well as optional forms of payment of benefits which a covered employee may elect. The benefits provided for under the plan are in addition to and separate from the benefits available to the participants under the Social Security Act.

          The pension plan was adopted in 1986, to be effective as of January 1, 1986, the date in which the Company terminated its former defined benefit pension plan. There were no contributions made in 1998, 1997 or 1996.

          401(k) Plan. The Bank maintains a qualified 401(k) plan, entitled the
          -----------
"Salary Savings Plan of The Bank of Castile," to encourage the accumulation of savings for retirement or other purposes. Employees of the Bank who have attained the age of 20-1/2 years and work at least 1,000 hours per year are eligible to join the plan following the completion of six (6) months of service.

          Under the terms of the plan, participants may elect to contribute from 1% to 6% of their eligible salary and the Bank contributes an amount equal to 50% of this participant contribution for employees. Employees may elect to contribute up to an additional 9% of eligible salary without any matching Bank contribution.

          All amounts contributed into the plan are invested with Tompkins County Trust Company, with its principal office located at The Commons, P.O. Box 460, Ithaca, New York. Pursuant to the plan, contributions by and for employees are held in trust by the Bank.

          Participants are immediately fully vested in all contributions to the plan. Withdrawals of contributions are subject to limitations and except in the event of hardship, generally not permitted until termination of employment or the participant's attainment of "Normal Retirement Age", as that term is defined in the plan. During 1998, the Company contributed a total of $4,166.33 as a matching contribution for James W. Fulmer, and $3,365.87 as a matching contribution for Brenda L. Copeland, which amounts are included in the Summary Compensation Table set forth on page 6 of this Proxy Statement.

          Executive Supplemental Income Agreements.  The Bank has also entered
          ----------------------------------------
into certain executive supplemental income agreements which provide for specified deferred compensation benefits payable to certain highly compensated officers and members of a select management group of the Bank in the event of death, disability or retirement. The Board of Directors, in its sole discretion, determines who is eligible to participate in this arrangement. Although the Bank is not under any obligation whatsoever to fund its obligations under the above-mentioned agreements, the Bank is both the owner and beneficiary of a life insurance policy on the life of each participant, the proceeds from which can be used to fund the after-tax cost of the promised benefits. Charges to income related to these agreements were approximately $10,600, $34,700 and $42,500, for the years ended December 31, 1998, 1997 and 1996, respectively.

          Under these agreements, a participant who has reached "Normal Retirement Age," as that term is defined in the agreements, and has attained twenty (20) continuous years of service with the Bank (including periods of disability and authorized leaves of absence) receives an annual amount equal to the difference between (i) 75% of such officer's average "Annual Compensation," as that term is defined in the agreements, during his final five (5) calendar years of employment with the Bank, and (ii) the sum of all social security benefits paid to such officer and any amounts paid to such officer under the Company's defined benefit pension plan. Participants may retire after age 55 with the approval of the Board of Directors and in the event that there has been a buy-out, merger, or substantial change in ownership of the Bank, an officer may retire at any time after attaining the age of 55 years without approval of the Board of Directors. In either case, the benefits available on early retirement are equal to the benefits available at "Normal Retirement Age," actuarially reduced. The agreements also contain certain provisions for the payment of pre-"Normal Retirement Age" death benefits.

          Stock Option Plan.  At the Annual Meeting of Stockholders of the
          -----------------
Company on April 26, 1990, the stockholders approved the Letchworth Independent Bancshares Corporation Stock Option Plan of 1990 (the "Option Plan"). At the Annual Meeting of Stockholders of the Company on May 7, 1998, the Stockholders approved the Letchworth Independent Bancshares Corporation Stock Option Plan of 1998 (the "1998 Plan"). The purpose of the Option Plan and the 1998 Plan are to increase the incentive and to encourage the continued employment and services of key employees of the Company, the Bank and the other subsidiaries of the Company by facilitating their purchase of a stock interest in the Company. Management believes that the implementation of the Option Plan and the 1998 Plan are in the best interests of the Company and its stockholders since it will enhance the Company's ability to continue to attract and retain qualified directors, officers and other key employees.

          Under the 1998 Plan, the Board of Directors may grant incentive stock options as well as options that do not qualify as incentive stock options ("non-statutory stock options"). The Board of Directors determines the individuals to receive grants and the number of shares to be awarded, subject to certain federal tax regulations in the case of incentive stock options granted under the 1998 Plan. The 1998 Plan provides that the exercise price under each incentive stock option shall be no less than 100% of the "Fair Market Value" (as defined in the 1998 Plan) of the Common Stock on the date the option is granted. The exercise price for each non-statutory stock option granted under the 1998 Plan is the price established by the Board of Directors of the Company, which normally is expected to be no less than 100% of the "Fair Market Value" (as defined in the 1998 Plan) of the Common Stock on the date the option is granted.

          On December 1, 1998, the Company issued options to acquire 10,000 shares of its Common Stock at a purchase price of $15.00 per share. No other options were granted during 1998 under the 1998 Plan or under the Option Plan. No additional options will be granted under the Option Plan.

          As of December 31, 1998, 153,140 stock options have been exercised under the Option Plan, 8,298 of which were exercised in 1998. During 1998, no options were exercised by James W. Fulmer or Brenda L. Copeland and no options were exercised under the 1998 Plan. To date, Mr. Fulmer and Ms. Copeland have exercised a total of 20,000 options and 16,800 options, respectively.

          The following table shows the aggregate number of options outstanding as of March 26, 1999 for each of James W. Fulmer and Brenda L. Copeland, and for all executive officers of the Company as a group.

                                Number of Options         Average Per
                                Outstanding*              Share Price**
                                -----------------         -----------

James W. Fulmer                 40,728                    $5.00
Brenda L. Copeland              25,146                    $5.00
All Executive Officers
  as a Group                    65,874                    $5.00***

-------------------

* After giving effect to the 3-for-1 stock split that became effective on June 8, 1998.

** This price represents the "Fair Market Value," as that term is defined in the Option Plan, of the Common Stock of the Company on the date that the options were granted.

*** This price represents a weighted average of the exercise price of all of the options currently outstanding to all executive officers of the Company.

          The following table shows the number of options exercised and the value of "in-the-money" options exercised by each of James W. Fulmer and Brenda
L. Copeland during 1998, as well as the breakdown between options granted to Mr. Fulmer and Ms. Copeland that were exercisable and unexercisable as of December 31, 1998, and the potential value of "in-the-money" options, both exercisable and unexercisable, as of December 31, 1998. "In-the-money" options are those options where the Fair Market Value of the Company's Common Stock as of the close of the fiscal year was in excess of the exercise price established on the grant date. This value is only realized by the executive when the option is exercised and will fluctuate with changes in the price for the Company's Common Stock after the close of the fiscal year.

                                                 No. of Unexercised           Value of "In-the-Money"
                        Shares                   Options at                   Unexercised Options at
                      Acquired on   Value        December 31, 1998            December 31, 1998
Name                   Exercise     Realized     (Exercisable/Unexercisable)  (Exercisable/Unexercisable)*
----                   --------     --------     ---------------------------  ----------------------------

James W. Fulmer         None        None                  40,728 / 0          $448,008 / $ 0
Brenda L. Copeland      None        None                  25,146 / 0          $276,606 / $ 0

----------------


* Assumes that the "Bid" price of a share of the Company's Common Stock at December 31, 1998 was $16.00, and that said price represented a reasonable valuation of the Company's Common Stock as of such date.

     No assurances can be given relating to the dilutive effect that the Option Plan, the 1998 Plan, or options granted thereunder may have on the outstanding Common Stock.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Certain of the directors and officers of the Company and the Bank, members of their families and companies or firms with which they are associated, were customers of and had banking transactions with the Bank in the ordinary course of business during 1998. All loans and commitments to loan included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features. None of such loans outstanding to directors or officers of the Company, members of their families or companies or firms with which directors or officers of the Company are associated were non-performing as of December 31, 1998. Total loans outstanding to all directors and executive officers of the Company and the Bank amounted to $7,472,861 at December 31, 1998.

          The law firm of Harris Beach & Wilcox, LLP serves as corporate counsel to the Company and the Bank. Patrick J. Dalton, a Partner and member of the Management Committee of Harris Beach & Wilcox, LLP, is a member of the Board of Directors of the Company.

                            INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP has served as the Company's independent accountants since June, 1989. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They will also be available to answer questions that may be asked by stockholders and have been selected by the unanimous vote of the Board of Directors of the Company to serve as independent accountants of the Company for the year ending December 31, 1999.


                           PROPOSALS OF STOCKHOLDERS

          Proposals of stockholders of the Company intended to be presented at the Company's next Annual Meeting of Stockholders must be received by the President of the Company at the address stated at the beginning of this Proxy Statement a reasonable time before Proxies are solicited for the next Annual Meeting of Stockholders in order for any such proposals to be included in the Company's Proxy Statement and form of Proxy relating to that meeting. The Company would expect to hold the next Annual Meeting of Stockholders in May of 2000 and would therefore expect to commence solicitation of Proxies for that meeting in early April of 2000. The Company may use its discretion in voting proxies with respect to stockholder proposals not included in the Proxy Statement for the Annual Meeting in May, 2000, unless it receives notice of such proposals on or before March 15, 2000.


                                 OTHER MATTERS

          The Board of Directors does not intend to bring before the Annual Meeting any business other than as set forth in this Proxy Statement and has not been informed that any other business is to be presented to the Annual Meeting. If any matters other than those referred to above should properly come before the meeting, however, it is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment.

          Please sign and return promptly the enclosed Proxy in the envelope provided. The signing of a Proxy will not prevent you from attending the Annual Meeting and voting in person.

                                    By Order of the Board of Directors



                                    James W. Fulmer
                                    President and Chief Executive
                                    Officer


Castile, New York
April 6, 1999

This proxy, when properly executed, will be voted in          Please mark
the manner directed herein. If no direction is specified,     your votes as  [X]
the shares will be voted "FOR" Items 1 and 2.                 indicated in
                                                              this example.

1. Election of directors:

     FOR the nominees       WITHHOLD
     listed (except as      AUTHORITY
       marked to the     to vote for the     Nominees: Three (3) year terms
     contrary to the     nominees listed     James H. VanArsdale, III
          right)          to the right       William D. Spain, Jr.

           [_]                 [_]


2. Proposal to approve selection of PricewaterhouseCoopers, LLP as Independent Accountants.

          FOR            AGAINST          ABSTAIN
          [_]              [_]              [_]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                                      DO YOU PLAN TO ATTEND THE MEETING AND BE
                                      OUR GUEST FOR LUNCH AFTER THE MEETING?

                                              [_] YES     [_] NO

                                      Dated: ________________________, 1999
                                              (Please insert date)

                                      _____________________________________
                                                  (Signature)

                                      _____________________________________
                                           (Joint Owners Signature)

Signatures(s) should agree with stenciled name(s) on label. When signing as attorney, guardian, executor, administrator or trustee, please give title. If the signor is a corporation, please give the full corporate name and sign by a duly authorized officer, showing the officer's title. EACH joint owner is requested to sign.

-------------------------------------------------------------------------------
                       /\  FOLD AND DETACH HERE  /\


                                Annual Meeting
                                      of
                 Letchworth Independent Bancshares Corporation

                             Thursday, May 6, 1999
                                  11:00 a.m.
                              Batavia Party House
                                    Route 5
                              Stafford, NY 14143

===============================================================================
                                    Agenda
                                    ------

   .  11:00 Annual Meeting
   . Election of Directors, Action on Proposals and Election of Accountants . Report on the progress of the Company
   .  Discussion on matters of current interest
   .  12:15 Luncheon

===============================================================================

IF YOU PLAN TO ATTEND THE MEETING, WE INVITE YOU AND A GUEST TO JOIN US FOR A LUNCHEON. PLEASE MARK THE APPROPRIATE BOX LOCATED ON THE PROXY CARD.

                                     PROXY
                 LETCHWORTH INDEPENDENT BANCSHARES CORPORATION
                   Proxy Solicited by the Board of Directors
               For Annual Meeting of Stockholders -- May 6, 1999

   The undersigned stockholder of Letchworth Independent Bancshares Corporation (the "Company") hereby appoints Gregg McAllister and Carolyn Bauers, or either of them, as attorney, agents, and proxies of the undersigned with full power of substitution and each of them to vote in the name and on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held on May 6, 1999, at 11:00 a.m., at Batavia Party House, Route 5, Stafford, New York 14143, and all adjournments thereof, all the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present, with the powers the undersigned would possess if personally present.

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE. THIS WILL SAVE YOUR COMPANY THE COST OF A FOLLOW-UP SOLICITATION.


                   Please complete and sign on reverse side.



--------------------------------------------------------------------------------
                          /\ FOLD AND DETACH HERE /\





Dear Stockholder(s):

   Enclosed you will find material relative to the Company's 1999 Annual
Meeting of Stockholders to be held on Thursday, May 6, 1999. The Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting, as summarized on the attached proxy card.

   Whether or not you expect to attend the Annual Meeting, please complete and return promptly the attached proxy card in the accompanying envelope, which requires no postage if mailed in the United States. As a stockholder, please remember that your vote is important to us.

   As has been our tradition, the Annual Meeting will begin at 11:00 a.m., with lunch served immediately thereafter. We look forward to seeing you there.

Sincerely,



James W. Fuller
President and
Chief Executive Officer